Securities and Exchange Commission
                            Washington, D.C. 20549
                                   Form 8-K


                                Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  March 26, 1997


                      GREAT WESTERN FINANCIAL CORPORATION
          (Exact name of registrant as specified in its character)


                                   Delaware
       (State or other jurisdiction of incorporation or organization)


                1-4075                             95-1913457
       (Commission file number)     (I.R.S. Employer Identification No.)


           9200 Oakdale Avenue
          Chatsworth, California
          (Address of principal                          91311
            executive offices)                         (Zip Code)


                                 (818) 775-3411
               (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name, former address and former fiscal year, if
                           changed since last report)



          ITEM 7.   FINANCIAL STATMENTS AND EXHIBITS

            99.1     Press Release of Great Western Financial
                     Corporation dated March 26, 1997.



                                  SIGNATURES

               Pursuant to the requirements of the Securities
          Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GREAT WESTERN FINANCIAL CORPORATION

          Date: March 26, 1997        By: /s/ J. Lance Erikson
                                         ------------------------------
                                         J. Lance Erikson
                                         Executive Vice President,
                                           Secretary and General
                                           Counsel